UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 18, 2005
                                                           ------------

                              CSS Industries, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   1-2661                 13-920657
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 (State or other jurisdiction     (Commission             (IRS Employee
      of incorporation)            File Number)         Identification No.)


1845 Walnut Street, Philadelphia, PA                     19103
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:    (215) 569-9900
                                                       --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01  Regulation FD Disclosure.

On May 18, 2005, the Company issued a press release announcing its financial results for the year and quarter ended March 31, 2005. This information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01  Financial Statements and Exhibits.

   (c) Exhibits

       The following exhibit is being furnished herewith:

           Exhibit No.                 Description
           -----------                 -----------

              99.1                     Press Release dated May 18, 2005.






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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CSS Industries, Inc.
                                             (Registrant)



                                             By: /s/ Clifford E. Pietrafitta
                                                 ---------------------------
                                                 Clifford E. Pietrafitta
                                                 Vice President-Finance and
                                                 Chief Financial Officer




Date: May 18, 2005



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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                Description
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   99.1                    Press Release dated May 18, 2005.